Exhibit 10.1.3
                                                               Execution Copy

                THIRD AMENDMENT, WAIVER AND AGREEMENT TO CREDIT
              AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT


     THIRD AMENDMENT, WAIVER AND AGREEMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT, dated as of September 22, 2003 (this "Amendment"), among TEKNI-PLEX, INC. (the "Borrower"), the Guarantors party to the Credit Agreement and the Security Agreement referred to below (the "Guarantors"), various lending institutions party to the Credit Agreement (the "Lenders") and JPMORGAN CHASE BANK (f/k/a Morgan Guaranty Trust Company of New
York), as Agent (in such capacity, the "Agent") under the Credit Agreement and as Collateral Agent (in such capacity, the "Collateral Agent") under the Security Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to a Credit Agreement, dated as of June 21, 2000 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the Borrower, the Guarantors and the Collateral Agent are parties to a Security Agreement, dated as of June 21, 2000 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Security Agreement"); and

     WHEREAS, the Borrower has requested that the Lenders amend and waive certain provisions of the Credit Agreement and amend the Security Agreement, and the Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Security Agreement and to amend the Credit Agreement and waive certain provisions thereof as herein provided;

     NOW, THEREFORE, it is agreed:

I.   Amendments, Waivers and Agreements to the Credit Agreement.

     1. The definition of "Additional Debt Incurrence" appearing in Section
1.01 of the Credit Agreement is hereby amended by inserting the words "as in effect on the Effective Date" immediately following the text "Section 5.10" appearing in the parenthetical thereof.


     2. The definition of "Consolidated EBITDA" appearing in Section 1.01 of the Credit Agreement is hereby amended by (x) inserting the parenthetical "(excluding any non-cash write-up of the value of assets)" immediately after the first reference to the words "Consolidated Net Income" appearing therein,
(y) deleting the word "and" appearing at the end of clause (ii) thereof and inserting a comma in lieu thereof and (z) inserting the following new clause
(iv) immediately following clause (iii) thereof:

                  "and (iv) (x) for each Fiscal Quarter set forth below, the integration reserves arising from prior acquisitions incurred during such Fiscal Quarter in the amounts set forth opposite such Fiscal Quarters below:

         -------------------------------------- -------------------------------

                  Fiscal Quarter Ended                      Amount
         -------------------------------------- -------------------------------

                   September 30, 2002                         $0

         -------------------------------------- -------------------------------

                   December 31, 2002                      $1,900,000
         -------------------------------------- -------------------------------

                     March 31, 2003                       $6,375,000
         -------------------------------------- -------------------------------

                     June 30, 2003                        $2,900,000
         -------------------------------------- -------------------------------


         and (y) for the Fiscal Quarters ending after June 30, 2003 and prior to July 1, 2004, integration reserves arising from prior acquisitions; provided that the aggregate amount added back pursuant to this clause
         (y) shall not exceed $1,000,000 for all such Fiscal Quarters."

     3. The definition of "Loan" appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text "each Additional Facility Loan," immediately following the text "each Tranche B Term Loan," appearing therein.


     4. The definition of "Maximum Swingline Amount" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" appearing therein and inserting the amount "$5,000,000" in lieu thereof.

     5. The definition of "Net Cash Proceeds" appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the parenthetical "(other than the Loans)" immediately following the words "the amount of any Debt" appearing in clause (y)(I) thereof.

     6. The definition of "Repayment Event" appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the parenthetical "(other than any Equity Issuance, the net cash proceeds of which are used to make a Permitted Acquisition pursuant to Section 5.15(ix))" immediately following the words "Equity Issuance" appearing in clause (iii) thereof.

     7. The definition of "Required Lenders" appearing in Section 1.01 of the Credit Agreement is hereby amended by (x) inserting the text ", Additional Facility Commitments (or, if after the Total Additional Facility Commitment has been terminated, outstanding Additional Facility Loans)" immediately following the words "sum of whose outstanding Term Loans" appearing therein and (y) deleting the text "and (ii)" appearing therein and inserting the text ", (ii) the Total Additional Facility Commitment less the aggregate Additional Facility Commitments of Defaulting Lenders (or, if after the Total Additional Facility Commitment has been terminated, the then total outstanding Additional Facility Loans of Non-Defaulting Lenders) and (iii)" in lieu thereof.


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


     8. The definition of "Tranche" appearing in Section 1.01 of the Credit Agreement is hereby amended by (x) deleting the word "four" appearing therein and inserting the word "five" in lieu thereof and (y) inserting the text "Additional Facility Loans," immediately following the text "Tranche B Term Loans," appearing therein.

     9. Section 1.01 of the Credit Agreement is hereby further amended by (x) deleting the definitions of "Applicable Base Rate Margin," "Applicable Euro-Dollar Margin," "Applicable Period," "Applicable Repayment Percentage," "Reduction Discount," "Start Date" and "Test Date" appearing therein in their entirety and (y) inserting the following new definitions in the appropriate alphabetical order:

                  "Additional Facility Commitment" has the meaning set forth in the definition of Additional Facility Lender and as the same may be
         (x) reduced pursuant to Section 2.01(f)(ii)(I) or (y) terminated pursuant to Sections 2.01(f)(ii)(G) and 6.01.

                  "Additional Facility Lender" means one or more Lenders (and/or one of more other Persons, which Persons shall be qualified as Eligible Transferees and otherwise satisfactory to the Agent which become Lenders pursuant to a supplement to this Agreement as described in clause (ii) below) (i) with outstanding Additional Facility Loans or (ii) which has agreed to provide Additional Facility Loans pursuant to a supplement to this Agreement in form and substance satisfactory to the Agent, which supplement shall set forth (x) the commitment (the "Additional Facility Commitment") of such Lenders and/or other Persons to make Additional Facility Loans and (y) in the event such Persons are not Lenders, the agreement to make each such Person a Lender. For the avoidance of doubt, no Lender shall be obligated to provide an Additional Facility Commitment or Additional Facility Loans until such time as such Lender, in its sole discretion, has agreed to provide an Additional Facility Commitment pursuant to a supplement as set forth in clause (ii) above.

                  "Additional Facility Loans" has the meaning set forth in
         Section 2.01(f)(i).

                  "Applicable Base Rate Margin" means a percentage per annum equal to, (x) in the case of any period preceding the occurrence of a De-Leveraging Event, (I) with respect to Tranche A Term Loans and Revolving Loans maintained as Base Rate Loans, 2.50%, and (II) with respect to Tranche B Term Loans maintained as Base Rate Loans, 3.00%; provided that the Applicable Base Rate Margin with respect to all such Loans on and after the December 2003 Quarterly Payment Date shall be increased by an additional 1.00% (i.e., to 3.50% and 4.00%, respectively) and (y) in the case of any period from and after the occurrence of a De-Leveraging Event, (I) with respect to Swingline Loans and Tranche A Term Loans and Revolving Loans maintained as Base Rate Loans, 2.50%, and (II) with respect to Tranche B Term Loans maintained as Base Rate Loans, 3.00% (it being understood and agreed that the Applicable Base Rate Margin with respect to any period (A) preceding the Third Amendment Effective Date shall be the Applicable Base Rate Margin without giving effect to the amendments set forth in the Third Amendment and (B) on and after the Third Amendment Effective Date shall be the Applicable Base Rate Margin after giving effect to the amendments set forth in the Third Amendment).


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


                  "Applicable Euro-Dollar Margin" means a percentage per annum equal to, (x) in the case of any period preceding the occurrence of a De-Leveraging Event, (I) with respect to Tranche A Term Loans and Revolving Loans maintained as Euro-Dollar Loans, 3.50%, and (II) with respect to Tranche B Term Loans maintained as Euro-Dollar Loans, 4.00%; provided that the Applicable Euro-Dollar Margin with respect to all such Loans on and after the December 2003 Quarterly Payment Date shall be increased by an additional 1.00% (i.e., to 4.50% and 5.00%, respectively) and (y) in the case of any period from and after the occurrence of a De-Leveraging Event, (I) with respect to Tranche A Term Loans and Revolving Loans maintained as Euro-Dollar Loans, 3.50%, and (II) with respect to Tranche B Term Loans maintained as Euro-Dollar Loans, 4.00% (it being understood and agreed that the Applicable Euro-Dollar Margin with respect to any period (A) preceding the Third Amendment Effective Date shall be the Applicable Euro-Dollar Margin without giving effect to the amendments set forth in the Third Amendment and (B) on and after the Third Amendment Effective Date shall be the Applicable Euro-Dollar Margin after giving effect to the amendments set forth in the Third Amendment).

                  "Applicable Repayment Percentage" means (i) in respect of an Asset Sale or Additional Debt Incurrence, 100%, (ii) in respect of an Equity Issuance, 75% and (iii) in respect of Excess Cash Flow, 75%; provided that so long as no Default or Event of Default is then in existence, if on the last day of any Excess Cash Flow Period, the Leverage Ratio for the Test Period then ended (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to Section 5.01(c)) is less than (x) 4.75 to 1.00, then the Applicable Repayment Percentage in respect of Excess Cash Flow shall instead be 50% or (y) 4.00 to 1.00, then no mandatory repayment shall be required from Excess Cash Flow for such Excess Cash Flow Period; provided further that notwithstanding the foregoing and so long as no Default or Event of Default then exists or would result therefrom, the Applicable Repayment Percentage with respect to a De-Leveraging Event shall be (I) 0%, with respect to the first $25,000,000 of De-Leveraging Net Cash Proceeds therefrom and (II) 100%, with respect to the De-Leveraging Net Cash Proceeds in excess of the first $25,000,000 therefrom.

                  "Bank Leverage Ratio" means the Leverage Ratio, except that references to "Consolidated Debt" therein shall instead by references to "Consolidated Bank Debt."

                  "Consolidated Bank Debt" means, at any time, the sum of (i) the aggregate outstanding principal amount of all Loans at such time and (ii) the aggregate amount of all unpaid LC Reimbursement Obligations in respect of all Letters of Credit at such time.

                  "De-Leveraging Event" means the first occurrence of (i) a Qualified De-Leveraging Equity Issuance, (ii) any Qualified De-Leveraging Additional Debt Incurrence and/or (iii) an Asset Sale, the aggregate De-Leveraging Net Cash Proceeds of which, on and after the Third Amendment Effective Date, are at least $142,500,000; provided that the De-Leveraging Net Cash Proceeds from an Asset Sale shall not be utilized in the determination of the occurrence of a De-Leveraging Event if at the time of such determination the Bank Leverage Ratio is greater than 2.25:1.00 after giving pro forma effect to such De-Leveraging Event.

                  "De-Leveraging Net Cash Proceeds" means, with respect to any Repayment Event in connection with a De-Leveraging Event, an amount equal to the gross cash proceeds received by the Borrower or any of its Domestic Subsidiaries from or in respect of any such Repayment Event, less any fees, costs and expenses reasonably incurred by such Person in respect of such Repayment Event; provided that in no event shall the aggregate amount of such fees, costs and expenses exceed an amount equal to 3% of the gross proceeds of such De-Leveraging Event.

                  "De-Leveraging Second Lien Note Documents" means the De-Leveraging Second Lien Notes, the De-Leveraging Second Lien Notes Indenture and all other documents executed and delivered with respect to the De-Leveraging Second Lien Notes or the De-Leveraging Second Lien Notes Indenture, each of which shall be in form and substance reasonably satisfactory to the Agent (including, without limitation, the maturity thereof, the interest rate applicable thereto and the provisions with respect to amortization, defaults, remedies, voting rights and intercreditor rights) and, in each case, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "De-Leveraging Second Lien Notes" means the Borrower's senior secured second priority lien notes due no earlier than June 22, 2009, issued pursuant to the De-Leveraging Second Lien Notes Indenture, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "De-Leveraging Second Lien Notes" shall include any Exchange De-Leveraging Second Lien Notes issued pursuant to the De-Leveraging Second Lien Notes Indenture in exchange for theretofore outstanding De-Leveraging Second Lien Notes, as contemplated by the definition of Exchange De-Leveraging Second Lien Notes.

                  "De-Leveraging Second Lien Notes Indenture" means an indenture to be entered into in connection with the issuance of the De-Leveraging Second Lien Notes among the Borrower, the Guarantors and the trustee thereunder, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "De-Leveraging Second Lien Security Documents" means security documents that create a second priority Lien on the Collateral (and no other assets of the Borrower and its Subsidiaries) to secure the obligations under the De-Leveraging Second Lien Notes and the other De-Leveraging Second Lien Note Documents, the form and substance of which shall be reasonably satisfactory to the Agent.

                  "De-Leveraging Senior Unsecured Note Documents" means the De-Leveraging Senior Unsecured Notes, the De-Leveraging Senior Unsecured Notes Indenture and all other documents executed and delivered with respect to the De-Leveraging Senior Unsecured Notes or the De-Leveraging Senior Unsecured Notes Indenture, each of which shall be in form and substance reasonably satisfactory to the Agent (including, without limitation, the maturity thereof, the interest rate applicable thereto and the provisions with respect to amortization, defaults, remedies, voting rights and intercreditor rights) and, in each case, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "De-Leveraging Senior Unsecured Notes" means the Borrower's senior unsecured notes due no earlier than June 22, 2009, issued pursuant to the De-Leveraging Senior Unsecured Notes Indenture, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "De-Leveraging Senior Unsecured Notes" shall include any Exchange De-Leveraging Senior Unsecured Notes issued pursuant to the De-Leveraging Senior Unsecured Notes Indenture in exchange for theretofore outstanding De-Leveraging Senior Unsecured Notes, as contemplated by the definition of Exchange De-Leveraging Senior Unsecured Notes.

                  "De-Leveraging Senior Unsecured Notes Indenture" means an indenture to be entered into in connection with the issuance of the De-Leveraging Senior Unsecured Notes among the Borrower, the Guarantors and the trustee thereunder, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "De-Leveraging Subordinated Note Documents" means the De-Leveraging Subordinated Notes, the De-Leveraging Subordinated Notes Indenture and all other documents executed and delivered with respect to the De-Leveraging Subordinated Notes or the De-Leveraging Subordinated Notes Indenture, each of which shall be in form and substance reasonably satisfactory to the Agent (including, without limitation, the maturity thereof, the interest rate applicable thereto and the provisions with respect to amortization, defaults, remedies, voting rights, subordination provisions and intercreditor rights) and, in each case, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that, in any event, unless the Required Lenders otherwise expressly consent in writing prior to the issuance thereof, (i) the De-Leveraging Subordinated Notes shall be guaranteed on a subordinated basis by the Guarantors, (ii) the De-Leveraging Subordinated Notes shall not be secured by any asset of the Borrower or any of its Subsidiaries and (iii) the De-Leveraging Subordinated Notes shall have substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions as are contained in the New Senior Subordinated Note Documents.

                  "De-Leveraging Subordinated Notes" means the Borrower's subordinated notes due no earlier than June 22, 2009, issued pursuant to the De-Leveraging Subordinated Notes Indenture, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "De-Leveraging Subordinated Notes" shall include any Exchange De-Leveraging Subordinated Notes issued pursuant to the De-Leveraging Subordinated Notes Indenture in exchange for theretofore outstanding De-Leveraging Subordinated Notes, as contemplated by the definition of Exchange De-Leveraging Subordinated Notes.

                  "De-Leveraging Subordinated Notes Indenture" means an indenture to be entered into in connection with the issuance of the De-Leveraging Subordinated Notes among the

         Borrower, the Guarantors and the trustee thereunder, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Deposit Accounts" means all "deposit accounts" as such term is defined in the UCC as in effect on the Third Amendment Effective Date in the State of New York.

                  "Exchange De-Leveraging Second Lien Notes" means De-Leveraging Second Lien Notes which are substantially identical securities to the De-Leveraging Second Lien Notes initially issued in accordance with this Agreement, which Exchange De-Leveraging Second Lien Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the De-Leveraging Second Lien Notes and pursuant to the De-Leveraging Second Lien Notes Indenture. In no event will the issuance of any Exchange De-Leveraging Second Lien Notes increase the aggregate principal amount of De-Leveraging Second Lien Notes then outstanding or otherwise result in an increase in an interest rate applicable to the De-Leveraging Second Lien Notes.

                  "Exchange De-Leveraging Senior Unsecured Notes" means De-Leveraging Senior Unsecured Notes which are substantially identical securities to the De-Leveraging Senior Unsecured Notes initially issued in accordance with this Agreement, which Exchange De-Leveraging Senior Unsecured Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the De-Leveraging Senior Unsecured Notes and pursuant to the De-Leveraging Senior Unsecured Notes Indenture. In no event will the issuance of any Exchange De-Leveraging Senior Unsecured Notes increase the aggregate principal amount of De-Leveraging Senior Unsecured Notes then outstanding or otherwise result in an increase in an interest rate applicable to the De-Leveraging Senior Unsecured Notes.

                  "Exchange De-Leveraging Subordinated Notes" means De-Leveraging Subordinated Notes which are substantially identical securities to the De-Leveraging Subordinated Notes initially issued in accordance with this Agreement, which Exchange De-Leveraging Subordinated Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the De-Leveraging Subordinated Notes and pursuant to the De-Leveraging Subordinated Notes Indenture. In no event will the issuance of any Exchange De-Leveraging Subordinated Notes increase the aggregate principal amount of De-Leveraging Subordinated Notes then outstanding or otherwise result in an increase in an interest rate applicable to the De-Leveraging Subordinated Notes.

                  "Qualified De-Leveraging Additional Debt Incurrence" means an Additional Debt Incurrence pursuant to the issuance of either De-Leveraging Second Lien Notes, De-Leveraging Senior Unsecured Notes and/or De-Leveraging Subordinated Notes on or after the Third Amendment Effective Date.

                  "Qualified De-Leveraging Equity Issuance" means an Equity Issuance of Qualified Preferred Stock and/or non-redeemable common stock of the Borrower on or after the Third Amendment Effective Date.

                  "Third Amendment" means the Third Amendment, Waiver and Agreement to this Agreement and First Amendment to Security Agreement, dated as of September 22, 2003.

                  "Third Amendment Effective Date" has the meaning set forth in the Third Amendment.

                  "Total Additional Facility Commitment" means the Additional Facility Commitments of each of the Additional Facility Lenders in an initial aggregate principal amount equal to $25,000,000 (before giving effect to (x) the reduction thereof pursuant to Section 2.01(f)(ii)(I) and (y) the termination thereof pursuant to Sections 2.01(f)(ii)(G) and 6.01).

     10. Section 2.01 is hereby amended by (x) inserting the following new sentence at the end of clause (c) thereof:

                  "Notwithstanding anything to the contrary contained in this
         Section 2.01(c) or in any other provision of this Agreement, Revolving Loans may not be incurred at any time on and after the date of the initial Borrowing of the Additional Facility Loans and prior to the termination of the Total Additional Facility Commitment and the repayment of all outstanding Additional Facility Loans."

, and (y) inserting the following new clause (f) at the end thereof:

                  "(f) (i) Subject to and upon the terms and conditions set forth herein, each Additional Facility Lender severally agrees to make, on or after the Third Amendment Effective Date, a revolving loan or revolving loans (each, an "Additional Facility Loan" and, collectively, the "Additional Facility Loans") to the Borrower, which Additional Facility Loans (A) shall be denominated in Dollars, (B) shall be incurred and maintained as Base Rate Loans and (C) shall not exceed (I) for any Additional Facility Lender, that amount which equals the Additional Facility Commitment of such Additional Facility Lender (before giving effect to (x) the reduction thereof pursuant to Section 2.01(f)(ii)(I) and (y) the termination thereof pursuant to Sections 2.01(f)(ii)(G) and 6.01) and (II) for all Additional Facility Lenders, the Total Additional Facility Commitment (before giving effect to (x) the reduction thereof pursuant to Section 2.01(f)(ii)(I) and (y) the termination thereof pursuant to Sections 2.01(f)(ii)(G) and 6.01).

                  (ii) Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document the following terms and conditions shall apply to the Additional Facility Loans:

                  (A) the obligation of each Additional Facility Lender to make Additional Facility Loans shall be subject to (I) the conditions set forth in Section 3.02 and (II) the additional condition that an underwriting agreement shall have been executed in connection with a Qualified De-Leveraging Additional Debt Incurrence;

                  (B) on the date the Borrower desires to make a Borrowing of Additional Facility Loans hereunder, the Borrower (shall give the Administrative Agent not later


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


         than 11:00 A.M. (New York City time), written notice (or telephone notice promptly confirmed in writing) of each Additional Facility Loan to be made hereunder specifying (I) the date of Borrowing (which shall be a Business Day) and (II) the aggregate principal amount of the Additional Facility Loans to be made pursuant to such Borrowing;.

                  (C) the Borrower's obligation to pay the principal of, and interest on, the Additional Facility Loans shall be evidenced (I) in the Register maintained by the Administrative Agent pursuant to
         Section 10.11 and, (II) at any time specifically requested by any Additional Facility Lender, by a promissory note in form and detail satisfactory to such Lender; provided that upon the issuance of such promissory note by the Borrower, such promissory note shall constitute a "Note" under, and as defined in, this Agreement and the other Loan Documents;

                  (D) Additional Facility Loans may not be converted pursuant to Section 2.06;

                  (E) the Borrower agrees to pay interest, at a rate per annum equal to the sum of (x) the Applicable Base Rate Margin otherwise applicable to Revolving Loans plus (y) the Base Rate in effect from time to time, in respect of the unpaid principal amount of each Additional Facility Loan from the date such Additional Facility Loan is made until the maturity (whether by acceleration or otherwise) of such Additional Facility Loan;

                  (F) principal and interest in respect of the Additional Facility Loans shall be payable at maturity (whether by acceleration or otherwise) of such Additional Facility Loan and, after such maturity, on demand;

                  (G) the Total Additional Facility Commitment (and the Additional Facility Commitment of each Lender) shall terminate in its entirety on the earlier to occur of (I) the seventh Business Day following the date of the initial Borrowing of Additional Facility Loans and (II) the issuance of (x) De-Leveraging Second Lien Notes,
         (y) De-Leveraging Senior Unsecured Notes or (z) De-Leveraging Subordinated Notes;

                  (H) the proceeds of the Additional Facility Loans shall be utilized for the general corporate and working capital purposes of the Borrower;

                  (I) notwithstanding anything to the contrary contained in
         Section 2.11 or elsewhere in this Agreement, on and after the Third Amendment Effective Date, all optional prepayments pursuant to Section
         2.11 shall be applied (I) first, to reduce the outstanding principal amount of all Additional Facility Loans outstanding (with a corresponding reduction to the Total Additional Facility Commitment) and (ii) second, to the extent all outstanding Additional Facility Loans have been repaid in full, to prepay Loans as set forth in
         Section 2.11; and

                  (J) the Additional Facility Loans shall mature on the earlier to occur of (I) the seventh Business Day following the date of the initial Borrowing of Additional Facility Loans and (II) the issuance of (x) De-Leveraging Second Lien Notes, (y) De-Leveraging Senior Unsecured Notes or (z) De-Leveraging Subordinated Notes;


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


     11. Section 2.10(d) of the Credit Agreement is hereby amended by restating said Section in its entirety as follows:

                  "(d) In addition to any other mandatory repayments pursuant to this Section 2.10, on each date on or after the Effective Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any Repayment Event, an amount equal to the Applicable Repayment Percentage of the Net Cash Proceeds therefrom shall be applied as a mandatory repayment of principal of Term Loans in accordance with the requirements of Sections 2.10(g) and (h); provided that, so long as no Event of Default has occurred and is continuing at the time of such sale or the receipt of such proceeds, the sale of any Qualified Additional Equity (other than (i) a Qualified De-Leveraging Equity Issuance or (ii) the sale of any Qualified Additional Equity on and after the Third Amendment Effective Date and prior to a De-Leveraging Event) shall be exempt from the repayment provisions of this Section 2.10(d)."

     12. Section 2.10(g) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

                  "Each amount required to be applied pursuant to Section 2.10(j) in accordance with this Section 2.10(g) shall be applied (i) first, to reduce the outstanding principal amount of Swingline Loans and (ii) second, to the extent in excess of the amounts required to be applied pursuant to the preceding clause (i), to reduce the outstanding principal amount of Revolving Loans (with no required reduction to the Total Revolving Loan Commitment in the case of either of the preceding clauses (i) or (ii))."

     13. Section 2.10(h) of the Credit Agreement is hereby amended by (v) inserting the text "and Section 2.10(j)" immediately following the text "Sections 2.10(d) through 2.10(f), inclusive," appearing in the first sentence thereof, (w) deleting the word "Term" in each place such word appears therein,
(x) inserting the text "and Section 2.10(j) below" immediately following the text "Sections 2.10(d) through (f) above" appearing in the third sentence thereof, (y) inserting the text "(I) with respect to Term Loans," immediately following the words "with such cash collateral to be directly applied upon" appearing in the fourth sentence thereof and (z) inserting the text "and (II) with respect to Revolving Loans, the earlier to occur of (x) 30 days after the deposit of the amounts in the Collateral Account and (y) the first occurrence thereafter of the last day of an Interest Period applicable to the relevant Revolving Loans that are Euro-Dollar Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Revolving Loans equal to the Affected Euro-Dollar Loans not initially repaid pursuant to this sentence" at the end of the fourth sentence thereof.

     14. Section 2.10 of the Credit Agreement is hereby further amended by inserting the following new clause (j) at the end thereof:

                  "(j) In addition to any other mandatory repayments pursuant to this Section 2.10, in the event that the Borrower and any of its Domestic Subsidiaries (taken together) hold cash and Cash Equivalents in an aggregate amount in excess of (I) $20,000,000 for any period of three consecutive Business Days on and after the Third Amendment Effective Date and prior to October 1, 2003, (II) $15,000,000 for any period of three consecutive

         Business Days on and after October 1, 2003 and prior to the occurrence of a De-Leveraging Event or (III) $25,000,000 for any period of three consecutive Business Days after the occurrence of a De-Leveraging Event, the Borrower shall be required to make, on the immediately succeeding Business Day, a mandatory repayment of Revolving Loans and/or Swingline Loans, in accordance with Sections 2.10(g) and (h), in an amount equal to the lesser of (A) the amount necessary to reduce the aggregate amount of cash and Cash Equivalents held by the Borrower and its Domestic Subsidiaries to (i) on and after the Third Amendment Effective Date and prior to October 1, 2003, no more than $20,000,000, (ii) on and after October 1, 2003 and prior to the occurrence of a De-Leveraging Event, no more than $15,000,000 or (iii) after the occurrence of a De-Leveraging Event, no more than $25,000,000 and (B) the amount necessary to reduce the outstanding principal amount of all Revolving Loans and Swingline Loans to $0."

     15. Section 3.02 of the Credit Agreement is hereby amended by (x) deleting the word "and" at the end of clause (c) thereof, (y) deleting the period at the end of clause (d) thereof and inserting the text "; and" in lieu thereof and
(z) inserting the following new clause (e) at the end thereof:

                  "(e) the obligation of each Lender with a Revolving Loan Commitment to make Revolving Loans shall be subject to the satisfaction of the additional condition that at the time of each such making of a Revolving Loan and immediately after giving effect thereto the Borrower and its Domestic Subsidiaries shall not hold cash and Cash Equivalents in an aggregate amount (after giving effect to the incurrence of such Credit Event and the application of the proceeds therefrom and any other cash or Cash Equivalents on hand (to the extent such proceeds and/or other cash or Cash Equivalents are actually utilized by the Borrower and/or any of its Domestic Subsidiaries on the respective date of incurrence of the respective Credit Event for a permitted purpose other than an investment in Cash Equivalents)) in excess of (x) $15,000,000 prior to the occurrence of a De-Leveraging Event and (y) $25,000,000 after the occurrence of a De-Leveraging Event."

     16. Section 4.16 of the Credit Agreement is hereby amended by (x) inserting the text "(a)" immediately prior to the words "All Obligations hereunder" appearing at the beginning of the first sentence thereof and (y) inserting the following new clause (b) at the end thereof:

                  "(b) All obligations of the Borrower under the De-Leveraging Second Lien Note Documents and the De-Leveraging Senior Unsecured Note Documents shall, upon the effectiveness thereof, be within the definition of "Senior Debt" as defined in the New Senior Subordinated
         Note Indenture."

     17. Article IV of the Credit Agreement is hereby amended by inserting the following new Section 4.17 at the end thereof:

                  "SECTION 4.17. Deposit Accounts. The only checking, savings, deposit, securities and other accounts at any bank or other financial institution where cash or Cash Equivalents are deposited or maintained by the Borrower or any of its Domestic

         Subsidiaries are the accounts set forth on Schedule 7 (other than any petty cash Deposit Account that maintains a balance of less than $5,000 at all times) and such other Deposit Accounts as are opened in accordance with Section 5.25. Schedule 7 hereto accurately sets forth, as of the Third Amendment Effective Date, for each Obligor, each such Deposit Account maintained by such Obligor (including a description thereof and the respective account number) and the name of the respective bank with which such Deposit Account is maintained. Except as indicated on Schedule 7, no Obligor maintains any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the New York
         UCC) whose jurisdiction (determined in accordance with Section 9-304 of the New York UCC) is within a State of the United States (it being understood that any such account indicated on said Schedule 7 to be located in a jurisdiction outside of a State of the United States shall be closed within 120 days following a request by the Collateral Agent)."

     18. Section 5.01(c) of the Credit Agreement is hereby amended by (x) deleting the parenthetical "(or any certificate establishing the Leverage Ratio as described in the definition of Applicable Period)," (y) inserting the text ", chief financial officer" immediately after the words "the Borrower's chief executive officer" appearing therein and (z) inserting the text "and with respect to any Fiscal Quarter ending on and after the Third Amendment Effective Date and prior to the occurrence of a De-Leveraging Event, Sections 5.26 and 5.27, in each case" immediately after the text "5.09 through 5.15, inclusive," appearing in clause (i) thereof.

     19. Section 5.01 of the Credit Agreement is hereby further amended by (x) deleting the word "and" appearing at the end of clause (j) thereof, (y) deleting the period at the end of clause (k) thereof and inserting a semicolon in lieu thereof and (z) inserting the following new clauses (l) and (m) at the end thereof:

                  "(l) within 45 days after the end of each Fiscal Quarter (beginning with the Fiscal Quarter ending September 2003) prior to the occurrence of a De-Leveraging Event, an oral report communicated pursuant to a conference call with the Agent and the Lenders detailing the progress of the consummation of a De-Leveraging Event, including providing details with respect to actions taken, timing and outlook of such De-Leveraging Event; and

                  "(m) within 45 days after the end of each Fiscal Quarter (beginning with the Fiscal Quarter ending September 2003), the consolidated statement of operations for such Fiscal Quarter, setting forth comparative figures for the corresponding period set forth in the projections provided to the Lenders prior to the Third Amendment Effective Date, all certified (subject to normal year end adjustments) as to fairness of presentation and consistency with GAAP by the Borrower's chief executive officer, chief financial officer or chief accounting officer."

     20. Section 5.09 of the Credit Agreement is hereby amended by (x) deleting the word "and" at the end of clause (l) thereof, (y) deleting the period at the end of clause (m) thereof and inserting the text "; and" in lieu thereof and
(z) inserting the following new clause (n) at the end thereof:

                  "(n) Liens created pursuant to the De-Leveraging Second Lien Security Documents to secure the obligations under the De-Leveraging Second Lien Notes and the other De-Leveraging Second Lien Note Documents as contemplated by Part I, Section 35 of the Third Amendment."

     21. Section 5.10(e) of the Credit Agreement is hereby amended by restating said Section in its entirety as follows:

                  "(e) Debt of the Borrower, which may be guaranteed by any Guarantor on a senior subordinated basis by one or more Guarantors to the extent required by the terms of the New Senior Subordinated Notes in an aggregate outstanding principal amount not to exceed, when combined with the aggregate outstanding principal amount of the Existing Senior Subordinated Notes pursuant to Section 5.10(d), $280,000,000 (less the amount of principal repayments thereof after the Initial Borrowing Date);".

     22. Section 5.10 of the Credit Agreement is hereby further amended by (x) deleting the word "and" at the end of clause (j) thereof, (y) deleting the period at the end of clause (k) thereof and inserting a semicolon in lieu thereof and (z) inserting the following new clauses (l) through (n) at the end thereof:

                  "(l) Debt of the Borrower, which may be guaranteed by any Guarantor, incurred under the De-Leveraging Second Lien Notes and the other De-Leveraging Second Lien Note Documents, which Debt may be secured by a second priority Lien on the Collateral owned by the Borrower and the Guarantors pursuant to the De-Leveraging Second Lien Security Documents, so long as (i) the Agent shall have received from Davis Polk & Wardwell (or other counsel satisfactory to the Agent) a reliance letter addressed to the Agent, the Collateral Agent and each of the Lenders with respect to the opinion delivered to the underwriter or placement agents with respect to the issuance of the De-Leveraging Second Lien Notes and (ii) the Net Cash Proceeds therefrom are applied as, and to the extent, provided in Sections 2.10(d), (g) and (h);

                  (m) Debt of the Borrower, which may be guaranteed by any Guarantor on a subordinated basis, incurred under the De-Leveraging Subordinated Notes and the other De-Leveraging Subordinated Note Documents, so long as (i) the Agent shall have received from Davis Polk & Wardwell (or other counsel satisfactory to the Agent) a reliance letter addressed to the Agent, the Collateral Agent and each of the Lenders with respect to the opinion delivered to the underwriter or placement agents with respect to the issuance of the De-Leveraging Subordinated Notes and (ii) the Net Cash Proceeds therefrom are applied as, and to the extent, provided in Sections 2.10(d), (g) and (h); and

                  (n) Debt of the Borrower, which may be guaranteed by any Guarantor, incurred under the De-Leveraging Senior Unsecured Notes and the other De-Leveraging Senior Unsecured Note Documents, so long as
         (i) the Agent shall have received from Davis Polk & Wardwell (or other counsel satisfactory to the Agent) a reliance letter addressed to the Agent, the Collateral Agent and each of the Lenders with respect to the opinion delivered to the underwriter or placement agents with respect to the issuance of the De-Leveraging

         Senior Unsecured Notes and (ii) the Net Cash Proceeds therefrom are applied as, and to the extent, provided in Sections 2.10(d),(g) and
         (h)."

     23. Section 5.11 of the Credit Agreement is hereby amended by restating said Section in its entirety as follows:

                  "SECTION 5.11. Fixed Charge Coverage Ratio. (a) Prior to the occurrence of a De-Leveraging Event, for any Test Period, in each case taken as one accounting period, ending on the last day of a Fiscal Quarter set forth below, the Fixed Charge Coverage Ratio will not be less than the ratio set forth below opposite such period below:

                  Fiscal Quarter Ending Closest to                      Ratio
                  --------------------------------                      -----
                           September 2000                              1.05:1
                            December 2000                              1.05:1

                             March 2001                                1.05:1
                              June 2001                                1.05:1
                           September 2001                              1.05:1
                            December 2001                              1.05:1

                             March 2002                                1.10:1
                              June 2002                                1.10:1
                           September 2002                              1.15:1
                            December 2002                              1.15:1

                             March 2003                                1.20:1
                              June 2003                                1.00:1
                           September 2003                              1.00:1
                            December 2003                              1.00:1

                             March 2004                                1.10:1
                              June 2004                                1.30:1
                           September 2004                              1.30:1
                            December 2004                              1.30:1

                             March 2005                                1.35:1
                              June 2005                                1.40:1
                           September 2005                              1.40:1
                            December 2005                              1.40:1

                             March 2006                                1.40:1
                              June 2006                                1.40:1
                           September 2006                              1.40:1
                            December 2006                              1.40:1

                             March 2007                                1.40:1

                  Fiscal Quarter Ending Closest to                      Ratio
                  --------------------------------                      -----

                              June 2007                                1.40:1
                           September 2007                              1.40:1
                December 2007 and each Fiscal Quarter                  1.40:1
                             thereafter

                  (b) On and after the occurrence of a De-Leveraging Event, for any Test Period, in each case taken as one accounting period, ending on the last day of a Fiscal Quarter set forth below, the Fixed Charge Coverage Ratio will not be less than the ratio set forth below opposite such period below:


                    Fiscal Quarter Ending Closest to                    Ratio
                    --------------------------------                    -----
                             September 2003                            1.00:1
                              December 2003                            1.00:1

                               March 2004                              1.00:1
                                June 2004                              1.10:1
                             September 2004                            1.10:1
                              December 2004                            1.10:1

                               March 2005                              1.10:1
                                June 2005                              1.10:1
                             September 2005                            1.10:1
                              December 2005                            1.10:1

                               March 2006                              1.10:1
                                June 2006                              1.10:1
                             September 2006                            1.20:1
                              December 2006                            1.20:1

                               March 2007                              1.20:1
                                June 2007                              1.20:1
                             September 2007                            1.30:1
                  December 2007 and each Fiscal Quarter                1.30:1."
                                  thereafter

     24. Section 5.12 of the Credit Agreement is hereby amended by restating said Section in its entirety:

                  "SECTION 5.12. Leverage Ratio(a) Prior to the occurrence of a De-Leveraging Event, at no time during any period set forth below shall the Leverage Ratio be greater than the ratio set forth opposite such period below:

                     Fiscal Quarter Ending Closest to                   Ratio
                     --------------------------------                   -----
                              September 2000                           6.50:1

                              December 2000                            6.50:1

                                March 2001                             6.60:1
                                 June 2001                             6.25:1
                              September 2001                           6.00:1
                              December 2001                            6.00:1

                                March 2002                             6.00:1
                                June 2002                              5.75:1
                              September 2002                           5.75:1
                              December 2002                            5.75:1

                                March 2003                             5.75:1
                                June 2003                              6.00:1
                              September 2003                           6.50:1
                              December 2003                            6.50:1

                                March 2004                             6.00:1
                                June 2004                              5.00:1
                              September 2004                           5.00:1
                              December 2004                            5.00:1

                                March 2005                             4.75:1
                                June 2005                              4.50:1
                              September 2005                           4.50:1
                              December 2005                            4.50:1

                                March 2006                             4.50:1
                                June 2006                              4.50:1
                              September 2006                           4.50:1
                              December 2006                            4.50:1

                                March 2007                             4.50:1
                                June 2007                              4.50:1
                              September 2007                           4.50:1
                  December 2007 and each Fiscal Quarter                4.50:1
                                thereafter

                  (b) On and after the occurrence of a De-Leveraging Event, at no time during any period set forth below shall the Leverage Ratio be greater than the ratio set forth opposite such period below:

                     Fiscal Quarter Ending Closest to                   Ratio
                     --------------------------------                   -----
                              September 2003                           6.75:1
                              December 2003                            6.75:1

                                March 2004                             6.75:1

                                June 2004                              6.50:1
                              September 2004                           6.25:1
                              December 2004                            6.25:1

                                March 2005                             6.25:1
                                June 2005                              6.25:1
                              September 2005                           5.75:1
                              December 2005                            5.75:1

                                March 2006                             5.75:1
                                June 2006                              5.75:1
                              September 2006                           5.50:1
                              December 2006                            5.50:1

                                March 2007                             5.50:1
                                June 2007                              5.50:1
                              September 2007                           5.00:1
                  December 2007 and each Fiscal Quarter
                                thereafter                             5.00:1."

     25. Section 5.13 of the Credit Agreement is hereby amended by replacing said Section in its entirety:

                  "SECTION 5.13. Minimum Consolidated EBITDA(a) Prior to the occurrence of a De-Leveraging Event, Consolidated EBITDA for any Test Period ending on the last day of a Fiscal Quarter set forth below will not be less than the amount set forth opposite such period below:

                     Fiscal Quarter Ending Closest to                Amount
                     --------------------------------                ------
                              September 2000                       $98,500,000
                              December 2000                       $100,000,000

                                March 2001                        $102,000,000
                                June 2001                         $100,000,000
                              September 2001                      $105,000,000
                              December 2001                       $110,000,000

                                March 2002                        $112,500,000
                                June 2002                         $115,000,000
                              September 2002                      $117,500,000
                              December 2002                       $117,500,000

                                March 2003                        $120,000,000
                                June 2003                         $112,500,000
                              September 2003                      $110,000,000

                              December 2003                       $105,000,000

                                March 2004                        $115,000,000
                                June 2004                         $125,000,000
                              September 2004                      $125,000,000
                              December 2004                       $125,000,000

                                March 2005                        $125,000,000
                                June 2005                         $125,000,000
                              September 2005                      $125,000,000
                              December 2005                       $125,000,000

                                March 2006                        $125,000,000
                                June 2006                         $125,000,000
                              September 2006                      $125,000,000
                              December 2006                       $125,000,000

                                March 2007                        $125,000,000
                                June 2007                         $125,000,000
                              September 2007                      $125,000,000
                  December 2007 and each Fiscal Quarter           $125,000,000
                                thereafter

                  (b) On and after the occurrence of a De-Leveraging Event, Consolidated EBITDA for any Test Period ending on the last day of a Fiscal Quarter set forth below will not be less than the amount set forth opposite such period below:

                     Fiscal Quarter Ending Closest to                Amount
                     --------------------------------                ------
                              September 2003                      $105,000,000
                              December 2003                       $105,000,000

                                March 2004                        $105,000,000
                                June 2004                         $105,000,000
                              September 2004                      $110,000,000
                              December 2004                       $110,000,000

                                March 2005                        $110,000,000
                                June 2005                         $110,000,000
                              September 2005                      $115,000,000
                              December 2005                       $115,000,000

                                March 2006                        $115,000,000
                                June 2006                         $115,000,000
                              September 2006                      $117,500,000
                              December 2006                       $117,500,000

                                March 2007                        $117,500,000

                                June 2007                         $117,500,000
                              September 2007                      $122,500,000
                  December 2007 and each Fiscal Quarter           $122,500,000."
                                thereafter

     26. Section 5.15(ii) of the Credit Agreement is hereby amended by inserting the following new proviso at the end thereof:

                  ", provided that, in the event that the aggregate amount of cash and Cash Equivalents held by the Borrower and its Domestic Subsidiaries (taken together) for any period of three consecutive Business Days exceeds (I) $20,000,000 on and after the Third Amendment Effective Date and prior to October 1, 2003, (II) $15,000,000 on and after October 1, 2003 and prior to the occurrence of a De-Leveraging Event or (III) $25,000,000 after the occurrence of a De-Leveraging Event, such excess shall be applied as a mandatory repayment of Revolving Loans and/or Swingline Loans in accordance with Section 2.10(j)."

     27. Section 5.15(ix) of the Credit Agreement is hereby amended by (x) inserting the following new proviso at the end of clause (a) thereof:

                  "; provided that, on and after the Third Amendment Effective Date, no Permitted Acquisitions (other than any Permitted Acquisition pursuant to which (I) 100% of the consideration in respect thereof consists of the net cash proceeds from the issuance of common stock or Qualified Preferred Stock of the Borrower and (II) no more than $2,500,000 of Debt is assumed by the Borrower or any of its Subsidiaries in connection therewith) shall be permitted if the Leverage Ratio is greater than 4.50:1.00 after giving effect on a pro forma basis to any proposed Permitted Acquisition,"

(y) inserting the text "and the Leverage Ratio test set forth in the proviso in
Section 5.15(ix)(a)" immediately following the text "Sections 5.11 through 5.13, inclusive," appearing in clause (b)(D) thereof and (z) inserting the text "and the Leverage Ratio test set forth in the proviso in Section 5.15(ix)(a)" immediately following the text "Sections 5.11 through 5.13, inclusive" in each place such text appears in the last paragraph thereof.

     28. Section 5.17(iv) of the Credit Agreement is hereby amended by (x) inserting the text "(A)" immediately following the words "restrictions in effect on the date of" appearing therein and (y) inserting the text "or (B) any De-Leveraging Additional Debt Incurrence contained in either the De-Leveraging Second Lien Notes Indenture, the De-Leveraging Senior Unsecured Notes Indenture or the De-Leveraging Subordinated Notes Indenture, as the case may be," immediately following the words "any other Debt existing on the Effective Date" appearing therein.

     29. Section 5.19 of the Credit Agreement is hereby amended by
(x) restating clause (i) thereof in its entirety as follows:

                  "(i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any New Senior Subordinated Note (it being understood that such notes may be exchanged for new New Senior Subordinated Notes in accordance with the exchange provisions of the New Senior Subordinated Notes Documents), any De-Leveraging Second Lien Note (except, in the case of the De-Leveraging Second Lien
         Notes, through the issuance of Exchange De-Leveraging Second Lien Notes as contemplated in the definition of De-Leveraging Second Lien Notes and consistent with the requirements of the definition of Exchange De-Leveraging Second Lien Notes), any De-Leveraging Senior Unsecured Note (except, in the case of the De-Leveraging Senior Unsecured Notes, through the issuance of Exchange De-Leveraging
         Senior Unsecured Notes as contemplated in the definition of De-Leveraging Senior Unsecured Notes and consistent with the requirements of the definition of Exchange De-Leveraging Senior Unsecured Notes), or any De-Leveraging Subordinated Note (except, in the case of the De-Leveraging Subordinated Notes, through the issuance of Exchange De-Leveraging Subordinated Notes as contemplated in the definition of De-Leveraging Subordinated Notes and consistent with the requirements of the definition of Exchange De-Leveraging Subordinated Notes);"

(y) inserting the text ", De-Leveraging Second Lien Notes, De-Leveraging Senior Unsecured Notes, De-Leveraging Subordinated Notes" immediately after the words "Bridge Financing" in each place such words appear in clause (ii) thereof, and
(z) inserting the text "De-Leveraging Second Lien Note Document, De-Leveraging Senior Unsecured Note Document and De-Leveraging Subordinated Note Document," immediately after the text "Bridge Financing Document," appearing in clause
(iii) thereof.

     30. Article V of the Credit Agreement is hereby further amended by inserting the following new Sections 5.24 through 5.28 at the end thereof:

                  "SECTION 5.24 Designated Senior Debt. The Borrower shall not designate any Debt (other than the Obligations) as "Designated Senior Debt" (or any similar term) (as defined in the New Senior Subordinated Notes Indenture); it being understood and agreed, however, to the extent that the Debt incurred under the De-Leveraging Second Lien Note Documents or the De-Leveraging Senior Unsecured Note Documents is deemed to have been incurred under the "Credit Agreement" for purposes of the New Senior Subordinated Note Indenture, the De-Leveraging Second Lien Note Documents or the De-Leveraging Senior Unsecured Note Documents, as the case may be, also may constitute "Designated Senior Debt" as defined in the New Senior Subordinated Note Indenture, provided that at all times prior to such time as when the Total Commitment and all Letters of Credit have been terminated and all Notes and outstanding Loans, together with interest, fees and other Obligations incurred hereunder have been paid in full in cash in accordance with the terms hereof, no holder of a De-Leveraging Second Lien Note or a De-Leveraging Senior Unsecured Note nor the respective trustee in respect thereof may exercise any rights as a holder of Designated Senior Debt under the New Senior Subordinated Note Indenture, including, without limitation, giving (and the terms of the De-Leveraging Second Lien Note Indenture and the De-Leveraging Senior Unsecured Note Indenture shall expressly provide that no such Person may give) any

         "Payment Blockage Notice" pursuant to Section 8.02(a) or 12.02(a) of the New Senior Subordinated Note Indenture commencing, a "Payment Blockage Period" thereunder."

                  SECTION 5.25. Deposit Accounts. (a) For each Deposit Account, the Borrower shall, and shall cause the other Obligors to, cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent, on or before 30 days after the Third Amendment Effective Date or, if later, at the time of the establishment of the respective Deposit Account, a "control agreement" in the form of Exhibit H hereto (appropriately completed), with such changes thereto as may be acceptable to the Collateral Agent, or such other control agreement in form and substance reasonably satisfactory to the Collateral Agent. If any bank with which such a Deposit Account is maintained refuses to, or does not, enter into such a "control agreement", then the Borrower shall, and shall cause the other Obligors to, promptly (and in any event prior to December 31, 2003 or, if later, 30 days after the establishment of such account) close the respective Deposit Account and transfer all balances therein to a Deposit Account maintained by the Collateral Agent or another Deposit Account meeting the requirements of the immediately preceding sentence; provided, however, that the Obligors shall be permitted to maintain Deposit Accounts not subject to such "control agreements" so long as the aggregate amount maintained by all Obligors in Deposit Accounts not subject to such "control agreements" does not exceed $2,500,000 at any time.

                  (b) After the Third Amendment Effective Date, the Borrower will not, and will not permit any other Obligor to, establish any new demand, time, savings, passbook or similar account, except for Deposit Accounts established and maintained with banks and meeting the requirements of preceding clause (a). At the time any such Deposit Account is established, the appropriate "control agreement" shall be entered into in accordance with the requirements of preceding clause
         (a) and the respective Obligor shall furnish to the Collateral Agent a supplement to Schedule 7 hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

                  SECTION 5.26. Capital Expenditures Prior to the Occurrence of a De-Leveraging Event. On and after the Third Amendment Effective Date and prior to the occurrence of a De-Leveraging Event, the Borrower will not, and will not permit any of its Subsidiaries to, make Capital Expenditures, except that the Borrower and its Subsidiaries may make Capital Expenditures so long as such Capital Expenditures do not exceed in the aggregate that amount which is set forth opposite such period below:

                             Period                                   Amount
                             ------                                   ------

           Fiscal Quarter Ended Closest to September 2003
           through Fiscal Quarter Ended Closest to March
           2004                                                    $20,000,000

           Fiscal Quarter Ended Closest to September 2003
                                                                   $25,000,000
           through Fiscal Quarter Ended Closest to June 2004

                  SECTION 5.27. Minimum Liquidity. Prior to the occurrence of a De-Leveraging Event, at no time during any period set forth below shall the unrestricted cash and Cash Equivalents held by the Borrower and its Subsidiaries plus the Total Unutilized Revolving Loan Commitment be less than the amount set forth opposite such period below:

                             Period                                  Amount
                             ------                                  ------

            On and after the Third Amendment Effective Date
            and prior to the last day of the Fiscal Quarter
            ending closest to March 2004                         $ 5,000,0000

            On and after the last day of the Fiscal Quarter
            ending closest to March 2004 and prior to the
            occurrence of a De-Leveraging Event                   $25,000,000

                  SECTION 5.28. Foreign Subsidiary Restrictions. Notwithstanding the foregoing provisions of this Article V or anything else in this Agreement to the contrary, on and after the Third Amendment Effective Date, the Borrower will not, and will not permit any of its Subsidiaries (other than its Foreign Subsidiaries) to (v) convey, lease, license, sell or otherwise transfer all or any part of its business, properties and assets to any Foreign Subsidiary (other than in the ordinary course of business and consistent with past practices of the Borrower and its Subsidiaries), (w) merge with and into, or be dissolved or liquidated into, any Foreign Subsidiary, (x) guarantee any Debt of any Foreign Subsidiary which, when added to the aggregate amount of Investments, loans and advances made as referred to in clause (y) of this Section 5.28, would exceed (i) prior to the occurrence of a De-Leveraging Event, $2,500,000 or (ii) on and after the occurrence of a De-Leveraging Event, $5,000,000, (y) make any Investments in, or loans and advances to, any Foreign Subsidiary which, when added to the aggregate amount of guaranteed Debt referred to in clause (x) of this Section 5.28, would exceed (i) prior to the occurrence of a De-Leveraging Event, $2,500,000 or (ii) on and after the occurrence of a De-Leveraging Event, $5,000,000 or (z) enter into any other transaction or series of related transactions with any Foreign Subsidiary that is not in the ordinary course of business and consistent with past practices of the Borrower and its Subsidiaries."

     31. Section 6.01 of the Credit Agreement is hereby amended by (w) inserting the text ", the De-Leveraging Second Lien Notes Indenture, the De-Leveraging Senior Unsecured Notes Indenture, the De-Leveraging Subordinated Notes Indenture" immediately after the words "New Senior Subordinated Notes Indenture" appearing in clause (m)(6) thereof, (x) deleting the word "or" appearing at the end of clause (m) thereof, (y) inserting the word "or" at the end of clause (n) thereof and (z) inserting the following new clause (o) immediately following clause (n) thereof:

          "(o) a De-Leveraging Event shall not have occurred prior to July 1, 2004."

     32. Section 10.09 of the Credit Agreement is hereby amended by (x) inserting the text "(a)" immediately prior to the words "Each Lender Party agrees" appearing at the beginning of the first sentence thereof and (y) inserting the following new clause (b) at the end thereof:

                  "(b) "Neither the Agent, the Lenders or any of their respective affiliates nor any Obligor provide accounting, tax or legal advice. Notwithstanding anything provided herein, in the other Loan Documents or in any other document or agreement relating to the transactions contemplated herein and in the other Loan Documents, and any express or implied claims of exclusivity or proprietary rights, the Agent, the Lenders and the Borrower hereby agree and acknowledge that each Obligor, the Agent, the Lenders and any of their respective affiliates (and each of their respective employees, representatives or other agents) are authorized to disclose to any and all persons, beginning immediately upon commencement of their discussions regarding such transactions and without limitation of any kind, the tax treatment and tax structure of such transactions, and all materials of any kind (including opinions or other tax analyses) that are provided by either any Obligor, the Agent, any Lender or any of their respective affiliates (and any of their respective employees, representatives or other agents) to any other such party relating to such tax treatment and tax structure, except to the extent that such disclosure is subject to restrictions reasonably necessary to comply with securities laws. For purposes of this authorization, "tax treatment" and "tax structure" have the meanings provided, respectively, in Treasury Regulations sections 1.6011-4(c)(8) and (9). Nothing herein is intended to imply that any oral or written statement as to any potential U.S. federal tax consequences that are related to, or may result from, the transactions contemplated by this Agreement and the other Loan Documents have been made or provided to, or for the benefit of, the Agent, any Lender, any Obligor or any of their respective affiliates by any other such party."

     33. The Credit Agreement is hereby further amended by inserting new
Schedule 7 and new Exhibit H thereto in the form of Schedule 7 and Exhibit H attached hereto.

     34. The Lenders, the Borrower and the Guarantors hereby agree that notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, on and after the Third Amendment Effective Date and prior to the occurrence of a De-Leveraging Event, the Borrower and its Subsidiaries shall not be permitted to take any of the actions as set forth on Annex I hereto.

     35. The Lenders hereby agree that the Borrower, the Guarantors and the Collateral Agent shall be permitted to (and are hereby authorized to) enter into (x) amendments to (or amend and restate) the respective Collateral Documents to make technical modifications thereto to reflect the revisions made to Article 9 of the New York UCC since the Initial Borrowing Date, and with such amendments (or amendment and restatements), in each case to be in form and substance satisfactory to the Administrative Agent and (y) the De-Leveraging Second Lien Security Documents to provide for a "silent" second priority security interest to be granted in favor of the holders of the De-Leveraging Second Lien Notes in that portion of the

Collateral otherwise permitted by Sections 5.10(l) of the Credit Agreement (as amended hereby), such "silent" second priority security interest shall be junior-ranking to the Liens securing Indebtedness and other obligations (including Derivatives Obligations) owing to the Lenders (or their affiliates), the Agent or the Collateral Agent under or in respect of the Loan Documents (the terms of which will (A) include appropriate waivers with respect to the Collateral in a bankruptcy proceeding and (B) provide that, for so long as any such Indebtedness or obligations are outstanding, the holders of Indebtedness secured by such "silent" second priority security interest (or their trustee) shall not be permitted to enforce such junior-ranking security interests even if an event of default in respect of such Indebtedness has occurred and the maturity of such Indebtedness has been accelerated, except (i) in any insolvency or liquidation proceeding, as necessary to file a claim for such Indebtedness or (ii) as necessary to take any action not adverse to the interests of the Liens under the Collateral Documents in order to preserve or protect the rights of the holders of such junior-ranking security interests).

     36. The Lenders hereby waive any Default or Event of Default which may exist solely as a result of the Borrower's failure to comply with the requirements of Sections 5.11 through 5.13, inclusive, of the Credit Agreement for the Test Period ended June 30, 2003 as such Sections were in effect immediately prior to, but not after, giving effect to this Amendment (it being understood that this waiver shall not constitute a waiver of any such provision of the Credit Agreement as in effect after giving effect to this Amendment).

     37. The Borrower and the Lenders hereby confirm that, as provided in
Section 2.10(h) of the Credit Agreement (as amended by this Amendment), the proceeds of any De-Leveraging Event required to be utilized to repay Affected Euro-Dollar Loans may be deposited in the Collateral Account pursuant to the last two sentences of Section 2.01(h) of the Credit Agreement.

II.  Amendments to Security Agreement.

     1. Section 3(A) of the Security Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause (10) thereof, (y) deleting clause (11) thereof in its entirety and inserting the following new clauses (11) and (12) in lieu thereof:

                "(11) All Deposit Accounts; and

                (12) All Proceeds of all or any of the Collateral described in Clauses 1 through 11 hereof."

III. Acknowledgment with respect to Various Credit Documents.

     1. For the avoidance of doubt, each Obligor hereby acknowledges and confirms its due authorization, execution and delivery of all Loan Documents (each Loan Document as amended, restated, modified and/or supplemented through and including the date hereof) to which it is a party, including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

     2. Each Obligor further acknowledges and agrees to the provisions of this Amendment and hereby agrees for the benefit of the Secured Creditors that all extensions of credit pursuant to the Credit Agreement (including, without limitation, as modified by this Amendment, and as same may be further amended, restated, modified and/or supplemented from time to time) shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Loan Documents, as applicable.

IV.   Miscellaneous.

     1. In order to induce the Lenders to enter into this Amendment and grant the waivers and amendments contemplated hereby, and in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby (x) represents and warrants that no Default or Event of Default exists on the Third Amendment Effective Date after giving effect to this Amendment (other than the failure to deliver the financial statements for Fiscal Year 2003 within 90 days after the end of such Fiscal Year pursuant to Section 5.01(a)), (y) makes each of the representations, warranties and agreements contained in the Credit Agreement and the other Loan Documents on and as of the Third Amendment Effective Date, after giving effect to this Amendment (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such date) and (z) agrees to pay to each qualifying Lender, the fee described below in Section 5 of this Part IV.

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement (or of any provision beyond the specific amendments and waivers granted hereby) or any other Loan Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original (including by way of facsimile transmission), but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective as of the date set forth above on the date (the "Third Amendment Effective Date") when (i) the Borrower, the Guarantors, the Swingline Lender and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent;
(ii) the Agent shall have received from Davis Polk & Wardwell, special counsel to the Obligors, an opinion addressed to the Agent, the Collateral Agent and each of the Lenders and dated the Third Amendment Effective Date, covering the matters incident to this Amendment and the transactions contemplated herein, and otherwise in form and substance reasonably satisfactory to the Agent; (iii) the Borrower shall have (x) provided to the Agent the information, documentation and Collateral requested pursuant to the letter from White & Case LLP to the Borrower dated August 29, 2003 and (y) taken all actions requested by the Agent in order to perfect (or maintain the perfection of) the security interests in the Collateral; (iv) the Borrower shall have paid to the Agent all fees, costs and expenses (including, without limitation, the reasonable legal fees and expenses of White & Case LLP) payable to the Agent to the extent then due; and (v) the Borrower shall have paid to each Lender which shall have executed and delivered a counterpart hereof (including by way of facsimile transmission) to the Agent on or prior to 5:00 P.M. (New York time) on September 22, 2003 (or, if the Required Lenders had not executed this Amendment by such time and date, on the Third Amendment Effective Date), an amendment fee equal to the product of (x) 0.25% multiplied by (y) the sum of such Lender's outstanding Term Loans and Revolving Loan Commitment on such date (in each case as in effect immediately prior to giving effect to this Amendment).

     6. In consideration of the Agent's and each Lender's execution of this Amendment, each Obligor unconditionally and irrevocably acquits and fully forever releases and discharges each Lender and the Agent and all affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the "Releasees") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Obligor ever had or now has against any of the Releasees and which may have arisen at any time prior to the date hereof and which were in any manner related to this Amendment, the Credit Agreement, any other Loan Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the "Released Claims"). Each Obligor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

     7. At all times on and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                              * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first written above.


                                TEKNI-PLEX, INC., as the Borrower and a Grantor


                                By: /s/ James E. Condon
                                    -------------------------------------------
                                    Name:  James E. Condon
                                    Title: CFO


                                JPMORGAN CHASE BANK, Individually,
                                as Swingline Lender, as Agent and as
                                Collateral Agent


                                By: /s/ Kimberly L. Turny
                                    -------------------------------------------
                                    Name:    Kimberly L. Turny
                                    Title:   Vice President

                                PURETEC CORPORATION
                                NATVAR HOLDINGS, INC.
                                TRI-SEAL HOLDINGS, INC.
                                PLASTIC SPECIALITIES AND
                                     TECHNOLOGIES, INC.
                                BURLINGTON RESINS, INC.
                                PLASTIC SPECIALTIES AND TECHNOLOGIES
                                     INVESTMENTS, INC.
                                PURE TECH APR, INC.
                                COAST RECYCLING NORTH, INC.
                                DISTRIBUTORS RECYCLING, INC.
                                REI DISTRIBUTORS, INC.
                                PURE TECH RECYCLING OF CALIFORNIA
                                ALUMET SMELTING CORPORATION
                                TPI ACQUISITION SUBSIDIARY, INC.
                                TP/ELM ACQUISITION SUBSIDIARY, INC.,
                                     as Guarantors and Grantors


                                By: /s/ Kenneth W.R. Baker
                                    -------------------------------------------
                                    Name:    Kenneth W.R. Baker
                                    Title:   President and COO

ANNEX I

                               RESTRICTED ACTIONS


On and after the Third Amendment Effective Date and prior to a De-Leveraging Event, the Borrower and its Subsidiaries, as applicable, may not:


1. accumulate Net Cash Proceeds before a repayment is required pursuant to Section 2.10(g) of the Credit Agreement;


2. enter into additional operating leases pursuant to Section 5.07(b)(ii) of the Credit Agreement;


3. make additional Restricted Payments pursuant to Section 5.07(b)(v) of the Credit Agreement and the provisos to the definition of "Restricted Payments" appearing in Section 1.01 of the Credit Agreement;


4. make additional Asset Sales (other than pursuant to a De-Leveraging Event) pursuant to Section 5.07(b)(vii) of the Credit Agreement;


5. create, assume or suffer to exist any additional Liens pursuant to Sections 5.09(b), (e), (l) or (m) of the Credit Agreement;


6. incur additional Debt pursuant to Sections 5.10(b), (f), (g) or (k) of the Credit Agreement;


7. make additional Investments or consummate or agree to consummate any Restricted Acquisition pursuant to Sections 5.15(viii), (xi), (xii) or
         (xiii) or Section 5.23 of the Credit Agreement; or


8.       make additional payments pursuant to Section 5.16(vi) of the Credit
         Agreement.

                                                                     SCHEDULE 7


                          SCHEDULE OF DEPOSIT ACCOUNTS

                                                                                     Name of Bank,
 Name of                 Description                                              Address and Contact
 Obligor              of Deposit Account            Account Number                   Information
 -------              ------------------            --------------                -------------------

Tekni-Plex, Inc.                                      5590006358                LaSalle Bank
                                                                                135 South LaSalle Street
                                                                                Chicago, Illinois  60603
                                                                                Attention: Ms. Breah Serwatka
                                                                                Tel: (312) 904-6926

Tekni-Plex, Inc.        Payroll Account               8163092817                Fleet Bank
                                                                                301 Carnegie Center
                                                                                Princeton, New Jersey 08543
                                                                                Attention: Mr. Gary Tyrell
                                                                                Tel: (908) 709-4702

Natvar Holdings, Inc.                                 002372776275              First Citizens Bank
                                                                                10702 US 10 West
                                                                                PO Box 476
                                                                                Clayton, North Carolina 27520
                                                                                Attention: Ms. Peggy Gower
                                                                                Tel: (919) 553-7166

                                                                      Exhibit H


              Form of Control Agreement Regarding Deposit Accounts


     AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _______ __, ____, among the undersigned grantor (the "Grantor") JPMorgan Chase Bank, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"), and __________ (the "Deposit Account Bank"), as the bank (as defined in Section 9-102 of the Uniform Commercial Code as in effect on the date hereof in the State of New York (the "UCC")) with which one or more deposit accounts (as defined in Section 9-102 of the UCC) are maintained by the Grantor (with all such deposit accounts now or at any time in the future maintained by the Grantor with the Deposit Account Bank being herein called the "Deposit Accounts").


                             W I T N E S S E T H :
                             - - - - - - - - - -


     WHEREAS, the Grantor, various other Grantors and the Collateral Agent have entered into a Security Agreement, dated as of June 21, 2000 (as amended, amended and restated, modified or supplemented from time to time, the "Security Agreement"), under which, among other things, in order to secure the payment of the Secured Obligations (as defined in the Security Agreement), the Grantor has granted a security interest to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) in all of the right, title and interest of the Grantor in and into any and all deposit accounts (as defined in Section 9-102 of the UCC) and in all monies, securities, instruments and other investments deposited therein from time to time (collectively, herein called the "Collateral"); and

     WHEREAS, the Grantor desires that the Deposit Account Bank enter into this Agreement in order to establish "control" (as defined in Section 9-104 of the UCC) in each Deposit Account at any time or from time to time maintained with the Deposit Account Bank, and to provide for the rights of the parties under this Agreement with respect to such Deposit Accounts;

     NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Grantor's Dealings with Deposit Accounts; Notice of Exclusive Control. Until the Deposit Account Bank shall have received from the Collateral Agent a Notice of Exclusive Control (as defined below), the Grantor shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Deposit Accounts and give instructions in respect of the Deposit Accounts; provided, however, that, if a Default or an Event of Default (each as defined in the Credit Agreement (as defined in the Security Agreement)) then exists, the Grantor may not, and the Deposit Account Bank agrees that it shall not permit the Grantor to, without the Collateral Agent's prior written consent, close any Deposit Account. If the Collateral Agent shall give to the Deposit Account Bank a notice of the Collateral Agent's exclusive control of the Deposit Accounts, which notice states that it is a "Notice of Exclusive

                                                                      Exhibit H
                                                                         Page 2


Control" (a "Notice of Exclusive Control"), only the Collateral Agent shall be entitled to withdraw funds from the Deposit Accounts, to give any instructions in respect of the Deposit Accounts and any funds held therein or credited thereto or otherwise to deal with the Deposit Accounts.

     2. Collateral Agent's Right to Give Instructions as to Deposit Accounts.
(a) Notwithstanding the foregoing or any separate agreement that the Grantor may have with the Deposit Account Bank, after the Collateral Agent has given the Deposit Account Bank a Notice of Exclusive Control the Collateral Agent shall be entitled, for purposes of this Agreement, at any time after such Notice of Exclusive Control has been given to give the Deposit Account Bank instructions as to the withdrawal or disposition of any funds from time to time credited to any Deposit Account, or as to any other matters relating to any Deposit Account or any other Collateral, without further consent from the Grantor; provided that the Collateral Agent shall notify the Grantor that such instructions have been given within ten Business Days after such instructions are given (it being understood that the failure by the Collateral Agent to notify the Grantor that such instructions have been given shall not impair in any way the right of the Collateral Agent to give such instructions or the Deposit Account Bank to comply with such instructions). The Grantor hereby irrevocably authorizes and instructs the Deposit Account Bank, and the Deposit Account Bank hereby agrees, to comply with any such instructions from the Collateral Agent without any further consent from the Grantor. Such instructions may include the giving of stop payment orders for any items being presented to any Deposit Account for payment. The Deposit Account Bank shall be fully entitled to rely on, and shall comply with, such instructions from the Collateral Agent even if such instructions are contrary to any instructions or demands that the Grantor may give to the Deposit Account Bank. In case of any conflict between instructions received by the Deposit Account Bank from the Collateral Agent and the Grantor, the instructions from the Collateral Agent shall prevail.

     (b) It is understood and agreed that the Deposit Account Bank's duty to comply with instructions from the Collateral Agent regarding the Deposit Accounts is absolute, and the Deposit Account Bank shall be under no duty or obligation, nor shall it have the authority, to inquire or determine whether or not such instructions are in accordance with the Security Agreement or any other Loan Document (as defined in the Credit Agreement), nor seek confirmation thereof from the Grantor or any other Person (as defined in the Credit Agreement).

     3. Grantor's Exculpation and Indemnification of Depository Bank. The Grantor hereby irrevocably authorizes and instructs the Deposit Account Bank to follow instructions from the Collateral Agent regarding the Deposit Accounts even if the result of following such instructions from the Collateral Agent is that the Deposit Account Bank dishonors items presented for payment from any Deposit Account. The Grantor further confirms that the Deposit Account Bank shall have no liability to the Grantor for wrongful dishonor of such items in following such instructions from the Collateral Agent. The Deposit Account Bank shall have no duty to inquire or determine whether the Grantor's obligations to the Collateral Agent are in default or whether the Collateral Agent is entitled, under any separate agreement between the Grantor and the Collateral Agent, to give any such instructions. The Grantor further agrees to be responsible for the Deposit Account Bank's customary charges and to indemnify the Deposit Account Bank from and to hold the Deposit Account Bank harmless against any loss, cost or

                                                                      Exhibit H
                                                                         Page 3


expense that the Deposit Account Bank may sustain or incur in acting upon instructions which the Deposit Account Bank believes in good faith to be instructions from the Collateral Agent.

     4. Subordination of Security Interests; Deposit Account Bank's Recourse to Deposit Accounts. The Deposit Account Bank hereby subordinates any claims and security interests it may have against, or with respect to, any Deposit Account at any time established or maintained with it by the Grantor (including any amounts, investments, instruments or other Collateral from time to time on deposit therein) to the security interests of the Collateral Agent (for the benefit of the Secured Creditors) therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, any Deposit Account of the Grantor or any amounts, investments, instruments or other Collateral from time to time on deposit therein; provided that the Deposit Account Bank may, however, from time to time debit the Deposit Accounts for any of its customary charges in maintaining the Deposit Accounts or for reimbursement for the reversal of any provisional credits granted by the Deposit Account Bank to any Deposit Account, to the extent, in each case, that the Grantor has not separately paid or reimbursed the Deposit Account Bank therefor.

     5. Representations, Warranties and Covenants of Deposit Account Bank. The Deposit Account Bank represents and warrants to the Collateral Agent that:

     (a) The Deposit Account Bank constitutes a "bank" (as defined in Section 9-102 of the UCC).

     (b) The Deposit Account Bank shall not permit any Grantor to establish any demand, time, savings, passbook or other account with it which does not constitute a "deposit account" (as defined in Section 9-102 of the UCC).

     (c) The Deposit Account Bank will not, without the Collateral Agent's prior written consent, amend any account agreement between the Deposit Account Bank and the Grantor relating to the establishment and general operation of the Deposit Accounts (an "Existing Account Agreement") so that the Deposit Account Bank's jurisdiction for purposes of Section 9-304 of the UCC is other than New York (after giving effect to Section 6 hereof). All Existing Account Agreements in respect of each Deposit Account in existence on the date hereof are listed on Annex A hereto and copies of all Existing Account Agreements have been furnished to the Collateral Agent. The Deposit Account Bank will promptly furnish to the Collateral Agent a copy of the account agreement for each Deposit Account hereafter established by the Deposit Account Bank for the Grantor.

     (d) The Deposit Account Bank has not entered and will not enter, into any agreement with any other Person by which the Deposit Account Bank is obligated to comply with instructions from such other Person as to the disposition of funds from any Deposit Account or other dealings with any Deposit Account or other of the Collateral.

     (e) On the date hereof the Deposit Account Bank maintains no Deposit Accounts for the Grantor other than the Deposit Accounts specifically identified in Annex A hereto.

                                                                      Exhibit H
                                                                         Page 4


     (f) Any items or funds received by the Deposit Account Bank for the Grantor's account will be credited to said Deposit Accounts specified in paragraph (e) above or to any other Deposit Accounts hereafter established by the Deposit Account Bank for the Grantor in accordance with this Agreement.

     (g) The Deposit Account Bank will promptly notify the Collateral Agent of each Deposit Account hereafter established by the Deposit Account Bank for the Grantor (which notice shall specify the account number of such Deposit Account and the location at which the Deposit Account is maintained), and each such new Deposit Account shall be subject to the terms of this Agreement in all respects.

     6. Jurisdiction of Deposit Account Bank and Existing Account Agreements. The Deposit Account Bank and the Grantor hereby agree that the State of New York shall be deemed to be the Deposit Account Bank's "jurisdiction" (as defined in Section 9-304 of the UCC) with respect to the Deposit Accounts and if any Existing Account Agreement does not specify that it is governed by the laws of the State of New York, such Existing Account Agreement is hereby amended to specify that it is governed by the State of New York.

     7. Deposit Account Statements and Information. The Deposit Account Bank agrees, and is hereby authorized and instructed by the Grantor, to furnish to the Collateral Agent, at its address indicated below, copies of all account statements and other information relating to each Deposit Account that the Deposit Account Bank sends to the Grantor and to disclose to the Collateral Agent all information requested by the Collateral Agent regarding any Deposit Account.

     8. Conflicting Agreements. This Agreement shall have control over any conflicting agreement between the Deposit Account Bank and the Grantor.

     9. Merger or Consolidation of Deposit Account Bank. Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any bank into which the Deposit Account Bank may be merged or with which it may be consolidated, or any bank resulting from any merger to which the Deposit Account Bank shall be a party, shall be the successor of the Deposit Account Bank hereunder and shall be bound by all provisions hereof which are binding upon the Deposit Account Bank and shall be deemed to affirm as to itself all representations and warranties of the Deposit Account Bank contained herein.

     10. Notices. (a) All notices and other communications provided for in this Agreement shall be in writing (including facsimile) and sent to the intended recipient at its address or telex or facsimile number set forth below:

                    If to the Collateral Agent, at:
                    ------------------------------

                    JPMorgan Chase Bank
                    [Address]
                    Attention:
                    Telephone No.:
                    Facsimile No.:

                                                                      Exhibit H
                                                                         Page 5


                    If to the Grantor:
                    -----------------

                    [Name of Grantor]
                    [Address]
                    Attention:  ___________________
                    Telephone No.:_________________
                    Facsimile No.:_________________


                    If to the Deposit Account Bank,  at:
                    -----------------------------------

                    [Address]
                    Attention:  _____________________
                    Telephone No.:  _________________
                    Facsimile No.  __________________


     or, as to any party, to such other address or telex or facsimile number as such party may designate from time to time by notice to the other parties.

     (b) Except as otherwise provided herein, all notices and other communications hereunder shall be delivered by hand or by commercial overnight courier (delivery charges prepaid), or mailed, postage prepaid, or telexed or faxed, addressed as aforesaid, and shall be effective (i) three business days after being deposited in the mail (if mailed), (ii) when delivered (if delivered by hand or courier) and (iii) or when transmitted with receipt confirmed (if telexed or faxed); provided that notices to the Collateral Agent shall not be effective until actually received by it.

     11. Amendment. This Agreement may not be amended, modified or supplemented except in writing executed and delivered by all the parties hereto.

     12. Binding Agreement. This Agreement shall bind the parties hereto and their successors and assign and shall inure to the benefit of the parties hereto and their successors and assigns. Without limiting the provisions of the immediately preceding sentence, the Collateral Agent at any time or from time to time may designate in writing to the Deposit Account Bank a successor Collateral Agent (at such time, if any, as such entity becomes the Collateral Agent under the Security Agreement, or at any time thereafter) who shall thereafter succeed to the rights of the existing Collateral Agent hereunder and shall be entitled to all of the rights and benefits provided hereunder.

     13. Continuing Obligations. The rights and powers granted herein to the Collateral Agent have been granted in order to protect and further perfect its security interests in the Deposit Accounts and other Collateral and are powers coupled with an interest and will be affected neither by any purported revocation by the Grantor of this Agreement or the rights granted to the Collateral Agent hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Grantor or the Deposit Account Bank or by the lapse of time. The rights of the Collateral Agent hereunder and in respect of the Deposit Accounts and the other Collateral, and the obligations of the Grantor and Deposit Account Bank hereunder, shall continue in effect

                                                                      Exhibit H
                                                                         Page 6

until the security interests of Collateral Agent in the Deposit Accounts and such other Collateral have been terminated and the Collateral Agent has notified the Deposit Account Bank of such termination in writing.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

   [Remainder of this page intentionally left blank; signature page follows]

                                                                      Exhibit H
                                                                         Page 7


     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.



                                             Grantor:
                                             -------


                                             [NAME OF GRANTOR]


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             Collateral Agent:
                                             ----------------


                                             JPMORGAN CHASE BANK


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             Deposit Account Bank:
                                             --------------------


                                             [NAME OF DEPOSIT ACCOUNT BANK]



                                             By:
                                                ---------------------------
                                                Name:
                                                Title:

                                                                     Annex A to
                                                                      Exhibit H
                                                                      ---------


1.    Account Number ______________/Account Agreement dated __________________.